COMMITMENTS	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments Disclosure [Text Block]

NOTE 12 - COMMITMENTS

Operating leases

On September 28, 2010, the Company entered into a five-year lease for office space in New York City, with monthly payments escalating from approximately $10,000 in first year to approximately $11,000 in fifth year. The Company received a rent credit of $9,420 in each of the months of November 2010, December 2010 and January 2011. The Company has posted a letter of credit in the amount of approximately $60,000 for the benefit of the landlord which is collateralized by a money market account (see Note 4 - Restricted Cash).

Future minimum lease payments under the operating lease are as follows:

Year Ending December 31,
2013	$127,889
2014	131,513
2015	100,719
$360,121

Rent expense charged to operations, which differs from rent paid due to the rent credits and to increasing amounts of base rent, is calculated by allocating total rental payments on a straight-line basis over the term of the lease. During the years ended December 31, 2012 and 2011, rent expense was $116,732 and $128,228, respectively and as of December 31, 2012 and 2011 deferred rent payable was $26,156 and $29,083, respectively.

Consulting agreements

In June 2010, the Company entered into a two-year consulting agreement with L & L Technologies, LLC (“L&L”), an entity controlled by a member of the Company’s Board of Directors, for scientific and medical consulting services. In consideration for such services, L&L received $96,000 per annum and 1,026,194 shares of restricted common stock which were granted at the inception of the agreement. The restricted shares vest as follows: 25% on the grant date (June 4, 2010) and 25% on each of the first and second annual anniversaries of the grant date and, if the consulting agreement is renewed, 25% on the third anniversary of the grant date. Vesting of the unvested 513,097 restricted shares accelerated on October 7, 2011, the date of the Share Exchange. The consulting agreement expired in June 2012.

In June 2010, the Company entered into a two-year consulting agreement with Lederman & Co., LLC (“Lederman & Co”), an entity controlled by a member of the Company’s Board of Directors, for clinical development, strategic, management and operational consulting services. In consideration for such services, Lederman & Co will receive $250,000 per annum and 261,784 shares of restricted common stock which were granted at the inception of the agreement. The consulting agreement renews automatically for subsequent terms of one year at $250,000 per annum. The restricted shares vest as follows: 20% on the grant date (June 4, 2010) and 20% on each of the first and second anniversaries of the grant date and, if the consulting agreement is renewed, 20% on each of the third and fourth anniversaries of the grant date. Vesting of the unvested 157,087 restricted shares accelerated on October 7, 2011, the date of the Share Exchange. On August 1, 2011, the cash compensation was reduced to $127,000 per annum. On February 1, 2012, the cash compensation was increased to $250,000 per annum.

During 2011 and 2012, the Company entered into contracts with various contract research organizations for which there are outstanding commitments aggregating approximately $650,000 at December 31, 2012 for future work to be performed.

Employment agreements

In October 2011, the position of Vice President of Strategy was eliminated and in conjunction with this event, the Company paid $37,500 in December 2011 in exchange for the release from future obligations. In February 2012, the Company terminated its employment agreement with its Chief Financial Officer and in accordance with the agreement paid such officer approximately $88,000.

Effective April 1, 2012, the Company entered into an employment agreement (the “Gershell Agreement”) with Dr. Gershell to serve as Chief Financial Officer. The base salary under the Gershell Agreement is $175,000 per annum, which shall increase to $325,000 per annum upon our consummation of an equity sale of securities in excess of $20 million (the “Gershell Threshold”). The Gershell Agreement provides for at-will employment and can be terminated at any time by either party, provided, however, that if we terminate Dr. Gershell for any reason other than cause (as defined in the Gershell Agreement), then Dr. Gershell shall be entitled to six weeks of severance, which severance payment shall increase to six months if such termination occurs after the Gershell Threshold. In addition, Dr. Gershell is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with its policies established and in effect from time to time.

Effective April 1, 2012, the Company entered into an employment agreement (the “Daugherty Agreement”) with Dr. Daugherty to serve as Senior Director of Drug Development. The base salary under the Daugherty Agreement is $140,000 per annum, which shall increase to $220,000 per annum upon our consummation of an equity sale of securities in excess of $20 million (the “Daugherty Threshold”). The Daugherty Agreement provides for at-will employment and can be terminated at any time by either party, provided, however, that if we terminate Dr. Daugherty for any reason other than cause (as defined in the Daugherty Agreement), then Dr. Daugherty shall be entitled to six weeks of severance, which severance payment shall increase to six months if such termination occurs after the Daugherty Threshold. In addition, Dr. Daugherty is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with its policies established and in effect from time to time.

On October 26, 2012, the Company elected to voluntarily terminate Benjamin Selzer as Chief Operating Officer, Secretary and Treasurer, effective immediately and under the terms of his employment agreement, no severance was paid. In conjunction with the termination, 500,000 unvested options previously issued to Mr. Selzer were cancelled.